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                                                             EXHIBIT 10.10


                FIRST AMENDMENT TO THE RESTATED PURITAN-BENNETT
                           DEFERRED COMPENSATION PLAN


        THIS AMENDMENT of the Restated Puritan-Bennett Deferred Compensation Plan (the "Plan") is made by the Puritan-Bennett Corporation (which, together with its subsidiaries and affiliates, shall be referred to herein as the "Corporation"), effective as of the 7th day of November, 1994.

        WHEREAS, as part of the Plan, the Corporation reserved the right, at any time, by action of its Board of Directors, to modify or amend, in whole or in part, any or all provisions of the Plan, including specifically the right to make any such amendment effective retroactively; and

        WHEREAS, the Corporation now desires to amend the Plan.

        NOW, THEREFORE, Article VI of the Plan is hereby amended by the addition of the following at the end of such article:

                 Notwithstanding any provision herein to the contrary, no amendment or termination of this Plan which is made on or after the occurrence of a "Change in Control," as such term is defined in Section 1.1 of the Trust Agreement, shall be effective with respect to any Participant or beneficiary without the express written consent of such Participant or beneficiary, except that the Plan may be amended to prohibit further Contributions by Active Participants after the date such amendment is adopted by the Corporation, and any other amendment which does not adversely affect a Participant or beneficiary.


        IN WITNESS WHEREOF, the Corporation has executed this Amendment to the Plan, effective as of the date first written above.

                                               PURITAN-BENNETT CORPORATION


                                               /s/ Lee A. Robbins
                                               By:    Lee A. Robbins
                                               Title:  Vice President


ATTEST:


By: /s/ Daniel C. Weary

Title:  Secretary